Exhibit 10.1

MAJORITY WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

OF

Curascientific Corporation

On December 1, 2023, the undersigned, constituting the majority members of the Board of Directors (the “Board”) of Curascientific Corporation, a Florida Corporation (the “Company”), hereby consent to, adopt, ratify, and confirm the following resolutions:

WHEREAS, the Company believes that it is in the best interests to dismiss Justin Gonzalez as a Director, Chief Operations Officer and Treasurer.

On July 1, 2023 the company terminated the Employment Contract with Justin Gonzalez for breaching the terms and conditions of his contract. See attached Exhibit-A.

On September 7, 2022 the company entered into an employment agreement with Justin Gonzalez. The agreement appointed Mr. Gonzalez as COO, Director and Treasurer. The agreement authorized an annual salary of $100,000 and the issuance of $50,000 of Preferred Series A Shares. See attached Exhibit-B.

Pursuant the company Bylaws, Article-II, Section (9), a meeting of Stockholders called expressly for that purpose, any Director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

NOW, THEREFORE, BE IT:

RESOLVED, the Company’s majority shareholder(s) have dismissed Justin Gonzales as a Director, Chief Operations Officer and Treasurer.

The Company authorizes New Horizon Transfer to return to treasury all Preferred Series B Shares in the name of Justin Gonzalez.

FURTHER RESOLVED, that all actions by the undersigned in connection with or in furtherance of any of the foregoing matters be and hereby are approved, authorized, confirmed and ratified in all respects by the Company. This written consent may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

Signatures to this written consent delivered by facsimile or in .pdf or other electronic format shall be acceptable and binding and treated in all respects as having the same effect as an original signature.

INWITNESS WHEREOF, the undersigned, being all the members of the Board of the Company, has executed this written consent as o f the date first written above.

DIRECTOR:

William Reed, Chairman and CEO
Majority Shareholder

EXHIBIT A

MAJORITY WRITTEN CONSENT

OF THE BOARD OF DIRECTORS

OF

CURASCIENTIFIC CORPORATION

On July 1, 2023, the undersigned, constituting the majority members of the Board of Directors (the “Board”) of Curascientific Corporation, a Florida Corporation (the “Company”), hereby consent to, adopt, ratify, and confirm the following resolutions:

WHEREAS, the Company believes that it is in the best interests to terminate the employment agreement with Justin Gonzalez.

On September 7, 2022 the company entered into an employment agreement with Justin Gonzalez. The agreement appointed Mr. Gonzalez as COO, Director and Treasurer. The agreement authorized an annual salary of $100,000 and the issuance of $50,000 of Preferred Series A Shares. See attached the Form 8/K filed on September 13, 2022.

Justin Gonzalez has not performed any of his duties as specified in his employment agreement, inclusive of, accepting the position of chief operating officer (COO) as a senior executive to oversee the day-to-day administrative and operational functions within the organization. The COO will report directly to the chief executive officer (CEO). The employee will assist the CEO with the day to day operations of the company. The employee is appointed as a Director on the company’s Board of Directors and will assist the Chairman in such related duties. Mr. Gonzalez has breached this agreement.

NOW, THEREFORE, BE IT:

RESOLVED, that the Company has terminated the employee contract with Justin Gonzalez.

FURTHER RESOLVED, that all actions by the undersigned in connection with or in furtherance of any of the foregoing matters be and hereby are approved, authorized, confirmed and ratified in all respects by the Company. This written consent may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

Signatures to this written consent delivered by facsimile or in .pdf or other electronic format shall be acceptable and binding and treated in all respects as having the same effect as an original signature.

INWITNESS WHEREOF, the undersigned, being all the members of the Board of the Company, have executed this written consent as of the date first written above.

DIRECTORS:

William Reed, Chairman & CEO

EXHIBIT B

EMPLOYMENT AGREEMENT

This Agreement is dated September 7, 2022, between Justin Gonzalez, further referred to as the (“Employee”) and Boon Industries Inc., further referred to as the (“Company”).

RECITALS

Whereas the company desires to enter into this employment agreement with the employee appointing the Employee as COO, Director and Treasurer, and

Whereas, both parties have reviewed this agreement and any/all documents delivered pursuant hereto, and have taken such additional steps and reviewed such additional documents and information as deemed necessary to make an informed decision to enter into this Agreement, and

Whereas, both parties desire to make certain representations, warranties, and agreements in connection herewith under the following terms and conditions:

AGREEMENT

Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

Job Description: The chief operating officer (COO) is a senior executive that oversees the day-to-day administrative and operational functions within the organization. The COO will report directly to the chief executive officer (CEO). The employee will assist the CEO with the day to day operations of the company. The employee is appointed as a Director on the company’s Board of Directors and will assist the Chairman in such related duties.

Term: The term of this agreement is for a period of one year and renewable with consent on an annual basis.

Compensation: Salary: the employee will receive an annual salary of $100,000 to be paid in equal monthly installments. Any unpaid salary may be accrued and converted to Preferred Series A shares of the company.

Stock: Upon execution of this Agreement the company will issue to the employee $50,000 of Preferred Series A shares.

Confidentiality: The provisions of this Agreement are confidential and private and are not to be disclosed to outside parties (except on a reasonable need to know basis only) without the express, advance consent of all parties hereto or by order of a court of competent authority.

The employee agrees and acknowledges that during this agreement in the performance of his duties and responsibilities that he will come into possession or knowledge of information of a confidential nature and/or proprietary information of company.

Such confidential and/or proprietary information includes but is not limited to the following of company, its agents, contractors, employees and all affiliates: corporate and/or financial information and records of company or any client, customer or associate of company; information regarding artists or others under contract, or in contact with, company; customer information; client information; shareholder information; business contacts, investor leads and contacts; employee information; documents regarding company website and any company product, including intellectual property.

The employee represents and warrants to the company that he will not divulge confidential, proprietary information of company to anyone or anything without the advance, express consent of company, and further will not use any proprietary information of company for his or anyone else’s gain or advantage during and after the term of this agreement.

Further Representations and Warranties: The employee acknowledges that this is an employment position and represents that he will perform his duties and functions herein in a timely, competent, and professional manner. The employee represents and warrants that he will be fair in his dealing with company and will not knowingly do anything against the interests of company and its shareholders.

Survival of Warranties and Representations: The parties hereto agree that all warranties and representations of the parties survive the closing of this transaction.

MISCELLANEOUS PROVISIONS

Expenses: Each party shall bear its respective costs, fees and expenses associated with the entering into or conducting its obligations under this Agreement. Unless otherwise such expense is approved in writing by the company.

Indemnification: Any party, when an offending party, agrees to indemnify and hold harmless the other non- offending parties from any claim of damage of any party or non-party arising out of any act or omission of the offending party arising from this Agreement.

Breach: In the event of a breach of this Agreement, ten (10) days written notice (from the date of receipt of the notice) shall be given. Upon notice so given, if the breach is not so corrected, the non-breaching party may take appropriate legal action per the terms of this Agreement.

Assignment: This Agreement is assignable only with the written permission of the company.

Amendment: This Agreement is the full and complete, integrated agreement of the parties, merging and superseding all previous written and/or oral agreements and representations between and among the parties, and is amendable in writing upon the agreement of all concerned parties. All attachments hereto, if any, are deemed to be a part hereof.

Interpretation: This Agreement shall be interpreted as if jointly drafted by the parties. It shall be governed by the laws of the State of California applicable to contracts made to be performed entirely therein.

Arbitration: If the parties cannot settle a dispute between them in a timely fashion, either party may file for arbitration within California. Arbitration shall be governed by the rules of the American Arbitration Association. The arbitrator(s) may award reasonable attorney fees and costs to the prevailing party. Either party may apply for injunctive relief or enforcement of an arbitration decision in a court of competent jurisdiction within California.

Counterparts: This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute the same agreement. Facsimile signatures shall be considered as valid and binding as original signatures.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above.

9/7/2022
William Reed, CEO and Chairman	Date

9/7/2022
Justin Gonzalez, Employee	Date

EXHIBIT C

BY-LAWS OF

CURASCIENTIFIC CORP.

ARTICLE I. MEETINGS OF STOCKHOLDERS

Section 1. Annual Meeting. The annual meeting of the Stockholders of this corporation shall be held at the time and place designated by the Board of Directors of the corporation. Business transacted at the annual meeting shall include the election of Directors of the corporation.

Section 2. Special Meetings. Special meetings of the Stockholders shall be held when directed by the Chairman of the Board, the Chief Executive Officer, the President or the Bo~~a~~rd of Directors, or when requested in writing by the holders of not less than ten percent of all the shares entitled to vote at the meeting. Notice of a meeting requested by Stockholders shall be sent to Stockholders within thirty days after the request is received by the corporation, and the meeting shall be held no less than ten nor more than sixty days after the date the notice is sent to Stockholders. The call for the meeting shall be issued by the Secretary, unless the Chairman of the Board, the Chief Executive Officer, the

President or the Board of Directors shall designate another person to do so. Only business within the purpose or purposes described in the special meeting notice may be conducted at a special meeting of the Stockholders. This Section 2 shall be the exclusive means for Stockholders to request a special meeting of Stockholders or to propose business to be brought before a special meeting of Stockholders.

A request by Stockholders for a special meeting shall not be valid if (a) the request relates to an item of business that is not a proper subject for Stockholder action under applicable law, (b) the request is received by the corporation during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting of Stockholders and ending on the date of that year’s annual meeting of Stockholders or (c) a related item was presented at any meeting of Stockholders within 90 days prior to receipt by the corporation of such request.

Any request by Stockholders for a special meeting shall include the following: (a) a statement of the specific purpose(s) of the special meeting, the matter(s) proposed to be acted on at the special meeting, the reasons for conducting such business at the special meeting, and any interest of each Stockholder and each Stockholder Associated Person (as defined in Section 6 of this Article I) in the business proposed to be conducted at the special meeting; (b) if the purpose of the special meeting is to conduct Business (as defined in Section 6 of this Article I), such request shall also include (i) the complete text of any resolution(s) proposed for consideration, and in the event that such Business includes a proposal to amend these By-Laws, the language of the proposed amendment and (ii) as to each Stockholder signing such request and, where applicable, each Stockholder Associated Person, the information requested in Section 6(C)(ii) of this Article I; and (c) if the purpose of the special meeting is to nominate persons for election to the Board of Directors, such request shall also include (i) as to each person whom the Stockholder(s) propose to nominate for election as a Director, the information requested in Section 7(A)(3)(a) of this Article I and (ii) as to each Stockholder signing such request and, where applicable, each Stockholder Associated Person, the information requested in Section 7(A)(3)(b) of this Article I. For the avoidance of doubt, if the Chairman of the Board, the Chief Executive Officer, the President or the Board of Directors calls a special meeting for the purpose of nominating persons for election to the Board of Directors, the ability of Stockholders to submit nominations at such special meeting is governed by the provisions of Section 7(B) of this Article I.

Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting (or the Chairman of the Board prior to the meeting) shall have the power and duty to determine whether any request for a special meeting was submitted in accordance with the procedures set forth in this Section 2 and, if any request for a special meeting is not in compliance with this Section 2, to declare that such defective request shall be disregarded. Notwithstanding the compliance of any such request with this Section 2, the Board of Directors may (in lieu of calling the special meeting requested in such request) present a related item for Stockholder approval at any other meeting of Stockholders that is held not less than 90 days after the receipt of such request by the corporation.

If, after the Stockholder has submitted a request for a special meeting in accordance with this Section 2, any information required to be contained in such request changes prior to the date of the relevant meeting, such request shall be deemed to be not in compliance with this Section 2 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated request containing such change.

Stockholders may revoke a request for a special meeting by written revocation delivered to the corporation at any time prior to the special meeting; provided, however, that the Board of Directors shall have the discretion to determine whether or not to proceed with the special meeting.

If none of the Stockholders who submitted a request for a special meeting appears or sends a Qualified Representative (as defined in Section 6 of this Article I) to present the proposal(s) or business submitted by the Stockholders for consideration at the special meeting, the corporation need not present such proposal(s) or business for a vote at such meeting.

Section 3. Place. Meetings of Stockholders may be held within or without the State of Florida.

Section 4. Notice. Written notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten nor more than sixty days before the meeting date by any means of communication permitted under or authorized by the Florida Business Corporation Act, including, without limitation, in person, by electronic transmission (as defined in the Florida Business Corporation Act) or by mail, by or at the direction of the Chairman of the Board, the Chief Executive Officer, the President, the Secretary, or the Officer calling the meeting to each Stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

Without limiting the manner in which notice otherwise may be given effectively to Stockholders, any notice to Stockholders given by the corporation under any provision of the Florida Business Corporation Act, the Articles of Incorporation, or these By-Laws shall be effective if given by a single written notice to Stockholders who share an address if consented to by the Stockholders at that address to whom such notice is given. Any such consent shall be revocable by a Stockholder by written notice to the corporation.

Section 5. Notice of Adjourned Meetings. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which th~~e~~ meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board of Directors fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given as provided in this section to each Stockholder of record on the new record date entitled to vote at such meeting.

Section 6. Business to be Transacted at Annual Meeting; Advance Notice of Stockholder-Proposed Business at Annual Meeting.

Proper Business. At any annual meeting of Stockholders, only such Business (as defined below) shall be conducted as shall have been brought before the meeting (i) pursuant to the corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (iii) by any Stockholder who (a) is a Stockholder of record at the time of giving of the notice provided for in this Section 6 and at the time of the annual meeting, (b) is entitled to vote at such annual meeting and (c) complies with the notice procedures set forth in this Section 6.

Timely Notice of Stockholder Proposed Business. In addition to any other applicable requirements, for Business to be properly brought before an annual Stockholder meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the corporation and such Business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first Public Announcement (as defined below) of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

Contents of Notice.

A Stockholder’s notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting:

a brief description of the Business desired to be brought before the annual meeting (including the complete text of any resolution(s) proposed for consideration, and in the event that such Business includes a proposal to amend these By-Laws, the language of the proposed amendment), and the reasons for conducting such Business at the annual meeting; and any interest of the Stockholder or any Stockholder Associated Person (as defined below) in such Business.

As to the Stockholder giving such notice and, where noted below, each Stockholder Associated Person, the Stockholder’s notice shall set forth and include the following:

the name and address, as they appear on the corporation’s books, of the Stockholder proposing such Business and the name and address of any Stockholder Associated Person;

the class or series and number of shares of the corporation which are, directly or indirectly, held of record or beneficially owned (as determined under Regulation 13D (or any successor provision thereto) under the Securities Exchange Act of 1934, as amended (such act and the rules and regulations promulgated there under are referred to herein as the (“Exchange Act”)) by such Stockholder and by any Stockholder Associated Person and documentary evidence of such record or beneficial ownership;

a list of all Derivative Instruments (as defined below) directly or indirectly held of record or beneficially owned by the Stockholder and any

Stockholder Associated Person, a description of all economic terms of all such Derivative Instruments, copies of all agreements and other documents relating to each such Derivative Instrument and a list of all transactions by such Stockholder and any Stockholder Associated Person involving any shares of the corporation or any Derivative Instruments within 60 days prior to the date of the notice;

the name of each person with whom such Stockholder or Stockholder Associated Person has any agreement, arrangement or understanding (whether written or oral) (1) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such person in response to a public proxy or consent solicitation made generally by such person to all holders of shares of the corporation) or disposing of any shares of the corporation, (2) to cooperate in obtaining, changing or influencing the control of the corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses), (3) with the effect or intent of increasing or decreasing the voting power of, or that contemplates any person voting together with, any such Stockholder or Stockholder Associated Person with respect to any shares of the corporation, any Business proposed by a Stockholder or any nominees for election to the Board of Directors proposed by a Stockholder or (4) otherwise in connection with any Business proposed by a Stockholder or any nominees for election to the Board of Directors proposed by a Stockholder, and, in each case, a description of each such agreement, arrangement or understanding; any other information relating to such Stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal pursuant to Regulation 14A of the Exchange Act (or any successor provision thereto); a representation that the Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such Business; and a representation as to whether the Stockholder or any Stockholder Associated Person intends or is part of a group that intends to (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or ado pt the proposal or (2) otherwise solicit proxies from Stockholders in support of such proposal.

General. Only such Business shall be conducted at an annual Stockholder meeting as shall have been brought before the meeting in accordance with the procedures set forth in this Section 6. Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting (or the Chairman of the Board prior to the meeting) shall have the power and duty to determine whether any Business proposed to be brought before the meeting was proposed in accordance with the procedures set forth in this Section 6 and, if any proposed Business is not in compliance with this Section 6, to declare that such defective proposal shall be disregarded.

If, after the Stockholder has delivered the notice required by this Section 6, any information required to be contained in such notice changes prior to the date of the relevant meeting, such notice shall be deemed to be not in compliance with this Section 6 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated notice containing such change.

Notwithstanding the foregoing provisions of this Section 6, if the Stockholder (or a Qualified Representative of the Stockholder) does not appear at the annual meeting of Stockholders to present the Business set forth in such Stockholder’s notice or is no longer a holder of record of shares of the corporation on the date of such meeting, such proposed Business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Definitions. For purposes of this Article I, the following terms shall have the following meanings:

“Business” shall mean all matters other than nominations of candidates for Director and the election of Directors. Stockholder nomination of Directors for election is governed solely by Sections 2 and 7 of this Article I.

“Stockholder Associated Person” of any Stockholder means (a) any beneficial owner of shares of stock of the corporation on whose behalf any proposal or nomination is made by such Stockholder, (b) any person with whom such Stockholder or any beneficial owner described in clause (a) is acting in concert with respect to the corporation and (c) any affiliates or associates (each as defined under Regulation 12B under the Exchange Act (or any successor provision thereto)) of such Stockholder or any beneficial owner described in clause (a).

“Public Announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act (or any successor provisions thereto).

“Derivative Instrument” shall mean (a) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the corporation or with a value derived in whole or in part from the value of any class or series of shares of the corporation, (b) any short interest in any class or series of shares of the corporation or (c) any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of any class or series of shares of the corporation, whether or not, in each case such instrument, right or opportunity (x) shall be subject to settlement in the underlying class or series of shares of the corporation or (y) conveys any voting rights in the underlying class or series of shares of the corporation or whether or not such Stockholder or Stockholder Associated Person may have entered into other transactions that hedge the economic effect of such interest, right or opportunity.

“Nominee Questionnaire” shall mean a written questionnaire with respect to the background and qualification of the proposed nominee for Director and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request).

“Nominee Representation and Agreement” shall mean a written representation and agreement (in the form provided by the Secretary upon written request) that the proposed nominee for Director:

is not and will not become a party to (a) any agreement, arrangement or understanding (whether written or oral) with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the corporation or (b) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the corporation, with such person’s fiduciary duties as a Director under applicable law;

is not and will not become a party to any agreement, arrangement or understanding (whether written or oral) with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a Director that has not been disclosed therein; and

if elected as a Director of the corporation, would be in compliance and will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading policies and guidelines of the corporation and any other policies applicable to Directors of the corporation.

“Qualified Representative” of a Stockholder shall mean a duly authorized officer, manager or partner of such Stockholder or a person authorized by a writing executed by such Stockholder or an electronic transmission delivered by such Stockholder to act for such Stockholder as proxy at the meeting of Stockholders; provided, that such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of Stockholders.

Section 7. Nominations of Directors; Advance Notice of Stockholder Nominations. Only persons who are nominated in accordance with the procedures set forth in Section 2 or this Section 7 shall be eligible to serve as Directors.

Annual Meeting of Stockholders.

Proper Nominations. Nominations of persons for election to the Board of Directors of the corporation may be made at an annual meeting of Stockholders only (a) pursuant to the corporation’s notice of meeting, (b) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) by any Stockholder who (i) is a Stockholder of record at the time of giving of the notice provided for in this Section 7 and at the time of the annual meeting, (ii) is entitled to vote for the election of Directors at such meeting and (iii) complies with the notice and other procedures set forth in this Section 7.

Timely Notice of Stockholder Nominations. In addition to any other applicable requirements, for any nominations to be properly brought before an annual meeting by a Stockholder, the Stockholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a Stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of Stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date, then to be timely such notice must be received by the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first Public Announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which Public Announcement of the date of such meeting is first made by the corporation. In no event shall any adjournment or postponement of an annual meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

Contents of Notice. A Stockholder’s notice to the Secretary for the nomination of Directors shall set forth and include:

as to each person whom the Stockholder proposes to nominate for election or reelection as a Director:

all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors in a contested election (even if a contested election is not involved), or is otherwise required, in each case pursuant to Regulation 14A of the Exchange Act (or any successor provision thereto) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected);

a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings (whether written or oral) during the past three years, and any other material relationships, between or among such Stockholder and Stockholder Associated Person, if any, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the Stockholder making the nomination and any Stockholder Associated Person on whose behalf the nomination is made, if any, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

a completed and signed Nominee Questionnaire; and

a completed and signed Nominee Representation and Agreement; and

as to the Stockholder giving the notice and, where noted below, each Stockholder Associated Person, the Stockholder’s notice shall set forth and include the following: the information requested in Section 6(C)(ii)(a-f) of this Article I;

any other information relating to such Stockholder and any Stockholder Associated Person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election (even if a contested election is not involved) pursuant to Regulation 14A of the Exchange Act (and any successor provision thereto);

a representation that the Stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination; and

a representation as to whether the Stockholder or any Stockholder Associated Person intends or is part of a group that intends (i) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to elect the proposed nominee or (ii) to otherwise solicit proxies from Stockholders in support of such nomination.

Special Meeting of Stockholders. Nominations of persons for election to the Board of Directors of the corporation at a special meeting of Stockholders at which Directors are to be elected pursuant to the corporation’s notice of meeting may be made only (i) by or at the direction of the Board of Directors or (ii) by any Stockholder that (a) is a Stockholder of record at the time of giving of notice provided for in this Section 7(B) and at the time of the special meeting, (b) is entitled to vote for the election of Directors at the meeting and (c) complies with the notice and other procedures set forth in this Section 7 as to such nomination. In the event that a special meeting of Stockholders is called by the Chairman of the Board, the President or the Board of Directors for the purpose of electing one or more Directors to the Board of Directors, any such Stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the corporation’s notice of meeting, by delivering a notice of nomination that complies with the requirements of Section 7(A)(3) of this Article I to the Secretary at the principal executive offices of the corporation not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such special meeting or, if the first Public Announcement of the date of such meeting is less than 100 days prior to the date of such special meeting, the 10th day following the day on which the Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall any adjournment or postponement of a special meeting or the Public Announcement thereof commence a new time period (or extend any time period) for the giving of a Stockholder’s notice as described above.

General. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director must also furnish to the Secretary that information required to be set forth in a Stockholder’s notice of nomination that pertains to the nominee. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility of such proposed nominee to serve as an independent Director of the corporation or that could be material to a reasonable Stockholder’s understanding of the independence and qualifications, or lack thereof, of such nominee. Except as otherwise provided by law, the Articles of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether the proposed nomination to be brought before the meeting was made in accordance with the procedures set forth in this Section 7 and, if any proposed nomination is not in compliance with this Section 7, to declare that such defective nomination shall be disregarded.

If, after the Stockholder has delivered the notice required by this Section 7, any information required to be contained in such notice changes prior to the date of the relevant meeting, such notice shall be deemed to be not in compliance with this Section 7 and not effective unless such Stockholder, as promptly as practicable following the event causing such change in information, delivers to the Secretary at the principal executive offices of the corporation an updated notice containing such change.

Notwithstanding the foregoing provisions of this Section 7, if the Stockholder (or a Qualified Representative of the Stockholder) does not appear at the annual meeting of Stockholders to propose the nomination(s) set forth in such Stockholder’s notice or is no lon ger a holder of record of shares of the corporation on the date of such meeting, such proposed nominations shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the corporation.

Section 8. Fixing Record Date. For the purpose of determining Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of Stockholders for any other purpose, the Board of Directors shall fix in advance a date as the record date for any determination of Stockholders, such date in any case to be not more than seventy days and, in case of a meeting of Stockholders, not less than ten days, prior to the date on which the particular action requiring such determination of Stockholders is to be taken. When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date for the adjourned meeting.

Section 9. Voting Record. The Officers or agent having charge of the stock transfer books for shares of the corporation shall make, at least ten days before each meeting of Stockholders, a complete list of the Stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number and class and series, if any, of shares held by each. The list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the corporation, at the principal place of business of the corporation or at the office of the transfer agent or registrar of the corporation and any Stockholder shall be entitled to inspect the list at any time during the usual business hours. The list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any Stockholder at any time during the meeting.

If the requirements of this section have not been substantially complied with, the meeting on demand of any Stockholder in person or by proxy, shall be adjourned until the requirements are complied with. If no such demand is made, failure to comply with the requirements of this section shall not affect the validity of any action taken at such meeting.

Section 10. Stockholder Quorum and Voting. One third of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Stockholders. When a specified item of business is required to be voted on by a class or series of stock, one third of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series.

If a quorum is present, action on a matter (other than the election of Directors) is approved if the votes cast favoring the action exceed the votes cast opposing the action unless otherwise provided by law. Directors shall be elected by a plurality of the votes cast by the shares entitled to vote at the election.

After a quorum has been established at a Stockholders’ meeting, the subsequent withdrawal of Stockholders, so as to reduce the number of Stockholders entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

Section 11. Voting of Shares. Each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of Stockholders. A Stockholder may vote either in person or by proxy. Treasury shares, shares of stock of this corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this corporation, and shares of stock of this corporation held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time. At each election for Directors every Stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are Directors to be elected at that time and for whose election he has a right to vote.

Section 12. Proxies. Every Stockholder of the corporation or other person entitled to vote on behalf of a Stockholder pursuant to law or as attorney-in-fact for a Stockholder may vote the Stockholder’s shares in person or by proxy. Every Stockholder of the corporation may appoint a proxy to vote or otherwise act for him by signing an appointment form (either personally or by attorney-in-fact), with signature affixed, by any reasonable means including, but not limited to, facsimile or electronic signature, or by transmitting or authorizing the transmission of an electronic transmission with respect to the appointment of such proxy as provided by Section 607.0722 of the Florida Business Corporation Act or any successor provision. An appointment of a proxy is effective when received by the Secretary or other Officer or agent authorized to tabulate votes. An appointment is valid for up to eleven months from the date thereof unless a longer period is expressly provided in the appointment. An appointment of a proxy shall be revocable at the pleasure of the Stockholder unless the appointment form or electronic transmission conspicuously states that it is irrevocable and the appointment is coupled with an interest. The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the Stockholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate Officer responsible for maintaining the list of Stockholders. If a proxy for the same shares confers authority upon two or more persons and does not otherwise provide, a majority of them present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy; but if the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated. If an appointment form expressly provides, any proxy holder may appoint in writing a substitute to act in his place.

Section 13. Action Without a Meeting. Any action required to be taken at any annual or special meeting of Stockholders or any action which may be taken at any annual or special meeting of Stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class entitled to vote as a class thereon and of the total shares entitled to vote thereon.

ARTICLE II. DIRECTORS

Section 1. Function. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors.

Section 2. Qualification. Directors need not be residents of this state or Stockholders.

Section 3. Compensation. The Board of Directors shall have authority to fix the compensation of Directors.

Section 4. Duties of Directors. A Director shall perform his duties as a Director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. In performing his duties, a Director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by:

one or more Officers or employees of the corporation whom the Director reasonably believes to be reliable and competent in the matters presented,

counsel, public accountants or other persons as to matters which the Director reasonably believes to be within such person’s professional or expert competence, or a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the By-Laws, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.

A Director shall not be considered to be acting in good faith if he has actual knowledge concerning the matter in question that would cause such reliance described above to be unwarranted. A person who performs his duties in compliance with this section shall have no liability by reason of being or having been a Director of the corporation.

Section 5. Presumption of Assent. A Director of the corporation who is present at a meeting of its Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Section 6. Number. The number of Directors may be set from time to time by the Board.

Section 7. Election and Term. Each person named in the Articles of Incorporation as a member of the initial Board of Directors shall hold office until the first annual meeting of Stockholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death. At the first annual meeting of Stockholders and at each annual meeting thereafter the Stockholders shall elect Directors to hold office until the next succeeding annual meeting. Each Director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

Section 8. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall hold office only until the next election of Directors by the Stockholders.

Section 9. Removal of Directors. At a meeting of Stockholders called expressly for that purpose, any Director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

Section 10. Quorum and Voting. A majority of the number of Directors fixed by these By-Laws shall constitute a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 11. Director Conflicts of Interest. No contract or other transaction between this corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of the Directors are Directors or Officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such Director or Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors; or

The fact of such relationship or interest is disclosed or known to the Stockholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

The contract or transaction is fair and reasonable as to the corporation at the time it is authorized by the Board, a committee or the Stockholders.

Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

Section 12. Executive and Other Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution shall have and may exercise all the authority of the Board of Directors, except as provided by the Florida Business Corporation Act.

Section 13. Place of Meetings. Regular and special meetings by the Board of Directors may be held within or without the State of Florida.

Section 14. Time, Notice and Call of Meetings. Regular meetings of the Board of Directors shall be held without notice immediately following the annual meeting of Stockholders. Written notice of the tim~~e~~ and place of special meetings of the Board of Directors shall be given to each Director by either personal delivery, telegram, telex or cable at least two days before the meeting or by notice mailed to the Director at least five days before the meeting. Notice of a meeting of the Board of Directors need not be given to any Director who signs a waiver of notice either before or after the meeting. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors. Meetings of the Board of Directors may be called by the Chairman of the Board, by the President of the corporation, or by any two Directors. Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Section 15. Action Without a Meeting. Any action required to be taken at a meeting of the Directors of a corporation, or any action which may be taken at a meeting of the Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the Directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote.

ARTICLE III. OFFICERS

Section 1. Officers. The Officers of this corporation shall consist of a Chairman of the Board (if the Board of Directors has designated that the Chairman of the Board is an officer of the corporation), Chief Executive Officer, President, Chief Financial Officer, one or more Vice Presidents (with each Vice President to have such descriptive title, if any, as the Board of Directors shall determine), a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may also elect such other Officers and Assistant Officers and agents as the Board of Directors deems necessary from time to time. Any two or more offices may be held by the same person.

Section 2. Duties. The Officers of this corporation shall have the following duties:

The Chairman of the Board shall be a member of the Board of Directors and shall be elected by the Board of Directors. The Board of Directors may designate that the Chairman of the Board is or is not an officer of the corporation. If the Board of Directors designates that the chairman of the Board is not an officer of the corporation, then the Chairman of the Board shall not be an employee of the corporation. The Chairman of the Board shall, if present, preside at all meetings of the Stockholders and of the Board of Directors at which s/he is present and have such other powers and duties as may be prescribed by the Board of Directors.

The Chief Executive Officer of the corporation shall be responsible for corporate policy and strategy, have general supervision and direction of the corporation’s policies, business, and affairs and have such other powers and duties as may be prescribed by the Board of Directors.

The President shall be the chief operating officer of the corporation, participate in the supervision, direction and affairs of the business of the corporation and have such other powers and duties as may be prescribed by the Board of Directors or the  Chief Executive Officer.

The Chief Financial Officer shall have the general supervision of the corporation’s financial policies and affairs and shall have such other powers and duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Secretary shall have custody of, and maintain, all of the corporate records except the financial records; shall record the minutes of all meetings of the Stockholders and Board of Directors, send all notices of meetings out, and perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

The Treasurer shall have custody of all corporate funds and financial records, shall keep full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of Stockholders and whenever else required by the Board of Directors, the Chief Executive Officer or the President, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer.

Section 3. Removal of Officers. Any Officer or agent may be removed by the Board, with or without cause, whenever in its judgment the best interests of the corporation will be served thereby. Any vacancy in any office may be filled by the Board of Directors.

Removal of any Officer shall be without prejudice to the contract rights, if any, of the person so removed; however, election or appointment of an Officer or agent shall not of itself create contract rights.

ARTICLE IV: STOCK CERTIFICATES AND UNCERTIFICATED SHARES

Section 1. Issuance. The shares of this corporation may be represented by certificates or may be uncertificated. Every holder of shares in this corporation shall be entitled to have a certificate representing all shares to which he is entitled. No certificate shall be issued for any share until such share is fully paid.

Section 2. Form of Stock Certificates. Certificates representing shares in this corporation shall be signed by the Chief Executive Officer, the President or Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this corporation or a facsimile thereof. The signatures of the Chief Executive Officer, the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the corporation itself or an employee of the corporation. In case any Officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such Officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such Officer at the date of its issuance. Every certificate representing shares which are restricted as to the sale, disposition or other transfer of such shares shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the corporation will furnish to any Stockholder upon request and without charge a full statement of, such restrictions. Each certificate representing shares shall state upon the face thereof: the name of the corporation; that the corporation is organized under the laws of this state; the name of the person or persons to whom issued; the number and class of shares, and the designation of the series, if any, which such certificate represents; and the par value of each share represented by such certificate, or a statement that the shares are without par value.

Section 3. Transfer of Stock. In the case of shares represented by a stock certificate, upon surrender to the corporation or the transfer agent of the corporation of a certificate representing shares properly endorsed by the holder of record or by his duly authorized attorney, a new certificate or uncertificated shares shall be issued to the person entitled thereto, the old certificate shall be cancelled and the transaction shall be recorded upon the books of the   corporation. In the case of uncertificated shares, upon  the receipt by  the corporation or  the transfer agent of the  corporation of proper tra nsfer instructions  from  the registered owner  or duly authorized agent, transferee or   legal representative thereof, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or a stock certificate for such shares shall be made to the person entitled thereto and the transaction shall be recorded upon the books of the corporation.

Section 4. Lost, Stolen or Destroyed Certificates. The corporation shall issue a new stock certificate or uncertificated shares in the place of any certificate previously issued if the holder of record of the certificate (a) makes proof in affidavit form that it has been lost, destroyed or wrongfully taken; (b) requests the issue of a new certificate or uncertificated shares before the corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim; and (c) satisfies any other reasonable requirements imposed by the corporation, including bond in such form as the corporation may direct, to indemnify the corporation, the transfer agent, and registrar against any claim that may be made on account of the alleged loss, destruction or theft of a certificate.

Section 5. Notice upon Issuance or Transfer of Uncertificated Shares. In accordance with the requirements of the Florida Business Corporation Act, the corporation shall, within a reasonable time after the issuance or transfer of uncertificated shares, send to the registered owner of uncertificated shares a written statement containing the information required to be set forth or stated on certificates pursuant to the Florida Business Corporation Act, as it may be amended from time to time, and any successor to said act.

ARTICLE V. BOOKS AND RECORDS

This corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its Stockholders, Board of Directors and committees of Directors. This corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its Stockholders, giving the names and addresses of all Stockholders, and the number, class and series, if any, of the shares held by each. Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

ARTICLE VI. INDEMNIFICATION

The corporation shall indemnify any person who is or was a Director or Officer of the corporation and is made, or threatened to be made, a party to, or is otherwise involved in, any action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) by reason of the fact that he or she is or was a Director, Officer, employee or agent of the corporation or, at the request of the corporation, is or was serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, to the fullest extent authorized or permitted by the laws of Florida as in effect at the date hereof and, if broader, as authorized or permitted pursuant to the laws of Florida hereafter.

Expenses (including counsel fees) incurred by any current or former Officer or Director in defending any pending, threatened, or completed action, suit or other type of proceeding (whether civil, criminal, administrative or investigative, and whether formal or informal) shall be paid by the corporation in advance of the determination of such current or former Officer’s or Director’s entitlement to indemnification p romptly upon receipt of an undertaking by or on behalf of such current or former Officer or Director to repay amounts so advanced in the event and to the extent that such current or former Officer or Director is ultimately found not to be entitled to indemnification by the corporation as authorized by this Article. The Board of Directors may, upon approval of such current or former Officer or Director, authorize the corporation’s counsel to represent such current or former Officer or Director, in any action, suit or proceeding, whether or not the corporation is a party thereto.

All rights to indemnification and advances under this Article: (a) shall be deemed to be a contract between the corporation and each person who is or was a Director or Officer of the corporation who serves or served in such capacity at any time while this Article is in effect; and (b) are and are intended to be, retroactive and shall be available with respect to events occurring prior to the adoption of these provisions. Any repeal or modification of this Article or any repeal or modification of relevant provisions of the Florida Business Corporation Act or any other applicable laws shall not, with respect to any events occurring or matters arising prior to the date of such repeal or modification, in any way diminish any rights to indemnification and to such advances of such person or the obligations of the corporation arising hereunder.

The provisions of this Article shall inure to the benefit of heirs, executors, administrators and personal representatives of those entitled to such indemnification and advances and shall be binding upon any successor to the corporation to the fullest extent permitted by the laws of Florida as from time to time in effect.

The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement may be entitled under Florida law, the corporation’s Articles of Incorporation, any agreement, any vote of Stockholders or disinterested Directors or otherwise.

Any indemnification required by this Article shall be made promptly, and in any event within 30 days, upon the written request of the indemnified party. Any advance required by this Article shall be made within 5 business days after the written request of the indemnified party. The right to indemnification or advances as granted by this Article shall be enforceable by the indemnified party in any court of competent jurisdiction if the corporation denies such request, in whole or in part, or if no disposition thereof is made within the time period specified in this Section 6. The indemnified party’s costs and expenses incurred in connection with successfully establishing a right of indemnification or advances, in whole or in part, in any such action shall also be indemnified by the corporation.

Any determination that indemnification of a Director or Officer is proper in the circumstances because he or she has met the standard of conduct pursuant to applicable law, unless pursuant to a determination by a court, shall be made:

By the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such proceeding;

If such a quorum is not obtainable or, even if obtainable, by majority vote of a committee, consisting solely of two or more Directors not at the time parties to the proceeding, which committee shall be designated by the Board of Directors (and Directors who are parties to the proceeding may participate in the vote to select such committee);

By independent legal counsel:

Selected by the Board of Directors as prescribed in clause (a) above or by the committee prescribed in clause (b) above; or

If a quorum of the Directors cannot be obtained for clause (a) above and the committee cannot be designated under clause (b), selected by majority vote of the full Board of Directors (and Directors who are parties to the proceeding may participate in the vote to select such counsel);

By the Stockholders by a majority vote of a quorum consisting of Stockholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of Stockholders who were not parties to such proceeding; or

By any other method authorized by the laws of the State of Florida.

Each of the provisions of this Article is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable in whole or in part for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. In the event that all or any portion of this Article is ever held void or unenforceable by a court of competent jurisdiction, then such court is hereby expressly authorized to modify any provision(s) held void or unenforceable to the extent, and only to the extent, necessary to render it valid and enforceable. If any such portion cannot be so modified and is invalidated on any ground by a court of competent jurisdiction, then the corporation shall nevertheless indemnify each person who is or was a Director and Officer of the corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

ARTICLE VII. AMENDMENT

These By-Laws may be repealed or amended, and new By-Laws may be adopted, by either the Board of Directors or the Stockholders, but the Board of Directors may not amend or repeal any By-Law adopted by Stockholders if the Stockholders specifically provide that such By-Law is not subject to amendment or repeal by the Directors.